                                  SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C.  20549

                                               FORM 8-K

                                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of earliest event reported) February 13, 2001
                                                                  -----------------

                                    FIRST COMMONWEALTH CORPORATION
                           ------------------------------------------------
                       (Exact Name of Registrant as specified in its charter)

        VIRGINIA                                0-5392                                  54-0832816
------------------------                     ------------                          ------------------
(State or other Juris-                        (Commission                            (I.R.S. Employer
diction of incorporation                     File Number)                         identification No.)

                                       5250 SOUTH SIXTH STREET
                                            P.O. BOX 5147
                                        SPRINGFIELD, IL 62705

                    (Address of principal executive offices, including zip code)

                  Regisrant's telephone number, including area code (217)-241-6300

                                            Not Applicable
                          -------------------------------------------------
                    (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

First  Commonwealth  Corporation is an  intermediate  insurance  holding  company in the United Trust
Group, Inc. corporate  structure that owns controlling  interests in three life insurance  companies;
Universal  Guaranty Life Insurance  Company,  Appalachian Life Insurance  Company and Abraham Lincoln
Insurance  Company.  The  administrative   offices  of  these  companies  are  located  primarily  in
Springfield, Illinois.

Pursuant to the terms of a common stock purchase  agreement  dated February 13, 2001,  First Southern
Bancorp,  Inc. agreed to purchase 563,215 shares of United Trust Group,  Inc. common stock from Larry
E. Ryherd and family at a price of $8.00 per share.  The  purchase  price will be payable in the form of $881,874 in cash and a five-year promissory note.

In addition,  First Southern  Bancorp,  Inc.  agreed to purchase 22,500 shares of United Trust Group,
Inc.  common stock and 544 shares of First  Commonwealth  Corporation  common  stock  pursuant to the terms of a common stock  purchase  agreement  dated  February 13, 2001 with James E. Melville and his family.  Pursuant  to the terms of the  agreement,  the  United  Trust  Group,  Inc.  shares  will be acquired  for $8.00 per share and the First  Commonwealth  Corporation  shares will be  acquired  for
$200.00 per share.  The purchase will be in the form of a five-year  promissory  note.  Mr.  Melville has agreed to resign as a director  of United  Trust  Group,  Inc.  and its  subsidiaries  (including
First  Commonwealth  Corporation) at the closing  pursuant to an agreement and release First Southern
Bancorp,  Inc., United Trust Group,  Inc., First  Commonwealth  Corporation and Mr. Melville executed concurrently with the common stock purchase agreement.

Following the above stock  transactions,  Mr. Jesse T. Correll and related parties  (including  First
Southern  Funding,  LLC,  First  Southern  Bancorp,  Inc. and other  affiliates)  will own or control approximately  64.8% of United Trust Group,  Inc.  United  Trust  Group,  Inc.  owns more than 80% of
First Commonwealth  Corporation.  Through United Trust Group,  Inc.'s ownership and other holdings by
Mr.  Correll and related  parties,  Mr.  Correll  controls  approximately  83% of First  Commonwealth
Corporation.  Mr.  Correll is Chairman of the Board of Directors of United Trust Group,  Inc. and its
various subsidiaries, including First Commonwealth Corporation.

The  execution of these common stock  purchase  agreements  followed a special  joint  meeting of the
Boards of Directors of United Trust Group,  Inc. and its subsidiaries  held January 8, 2001, at which the  termination of the employment  agreement  between First  Commonwealth  Corporation  and James E.
Melville,  dated July 31, 1997,  and the  termination  of James E. Melville as an officer or agent of
United Trust Group,  Inc. and all of its  subsidiaries  including the office of President  with First
Commonwealth  Corporation  were  approved by the Boards of  Directors  of each of the  companies.  At this same meeting,  the Boards of Directors of each company  approved the  appointment  of Randall L.
Attkisson to fill all positions previously held by Mr. Melville.

Mr.  Attkisson is a member of the Board of Directors and Chief  Financial  Officer of First  Southern
Funding,  LLC and First Southern Bancorp,  Inc., an affiliate of First Southern  Funding,  LLC. First
Southern  Bancorp,  Inc. owns First  Southern  National  Bank,  which operates out of 14 locations in central  Kentucky.  First Southern  Funding,  LLC and its  affiliates are United Trust Group,  Inc.'s largest shareholder.

                                             SIGNATURES

        Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST COMMONWEALTH CORPORATION
                                             (Registrant)

                                                                    By:   /s/ Randall L. Attkisson
                                                                       -------------------------------
                                                                        Randall L. Attkisson
                                                                        President, Chief Operating
                                                                          Officer and Director

                                                                    By:   /s/ Theodore C. Miller
                                                                     -------------------------------
                                                                        Theodore C. Miller
                                                                        Senior Vice President and
                                                                          Chief Financial Officer

Date:  February 16, 2001